UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2009
Lightning Gaming, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-52575	20-8583866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Chelsea Parkway, Boothwyn, Pa 19061
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code) 610 494 5534
_____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 10, 2009, our wholly-owned subsidiary, Lightning Poker, Inc. (“LPI”), entered into an agreement with The Co-Investment Fund II, L.P. (“CI II”) to extend to June 30, 2011 the maturity date of promissory notes in the aggregate principal amount of $5,500,000 (plus accrued interest) issued by LPI to CI II under Loan Agreements dated July 27, 2006 (as thereafter amended), January 31, 2007 (as thereafter amended) and June 27, 2007.  Prior to this extension, the maturity dates were between June 27, 2010 and June 30, 2010.  A copy of the agreement is set forth in Exhibit 99 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits:
No.                      Description
99.1           Amendment to Loan Agreements, dated September 10, 2009, between LPI and CI II

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning Gaming, Inc.

By: /s/ Robert Ciunci
       Robert Ciunci, Chief Financial  Officer
Date:  September 15, 2009